SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported) – January 14, 2004

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

NEW JERSEY

(State or Other Jurisdiction of Incorporation)

1-11277	22-2477875
(Commission File Number)	(IRS Employer Identification No.)

1455 Valley Road, Wayne, New Jersey 07470

(Address of Principal Executive Offices)

(973) 305-8800

(Registrant’s Telephone Number)

Item 7.	Financial Statements and Exhibits

(c)	Exhibit

99 Press Release dated January 14, 2004

The Press Release disclosed in this Item 7 as Exhibit 99 shall be considered “furnished” but not “filed” pursuant to Item 12 of Form 8-K for purposes of the Securities Exchange Act of 1934, as amended.

Item 12.	Results of Operations and Financial Condition

On January 14, 2004, Valley National Bancorp (“Valley”) issued a press release reporting 2003 fourth quarter results of operations.

A copy of the press release is attached to this Current Report Form 8-K as Exhibit 99.

The information disclosed in this Item 12 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALLEY NATIONAL BANCORP

By:	/s/ Alan D. Eskow

Alan D. Eskow Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: January 15, 2004

3